                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                          August 19, 1996



                       SHO-ME FINANCIAL CORP.
- -----------------------------------------------------------------
      (Exact name of Registrant as specified in its Charter)




   Delaware                   0-24084                43-1676367
- -----------------------------------------------------------------
(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)




109 North Hickory, Mount Vernon, Missouri             65712-1004
- -----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:(417) 466-2171
- -----------------------------------------------------------------



                               N/A
- -----------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events
- ---------------------

     On August 19, 1996, the Registrant issued the attached press release announcing the completion of a stock repurchase program.


Item 7.  Financial Statements and Exhibits
- ------------------------------------------

     (a)  Exhibits

          99.1  Press release, dated August 19, 1996.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SHO-ME FINANCIAL CORP.




Date:   August 27, 1996             By: /s/ RAYMOND G. MERRYMAN
        ---------------                -----------------------
                                       Raymond G. Merryman
                                       President and Chief
                                        Executive Officer